WealthBuilder Growth Allocation Portfolio

Ticker: WBGGX

Summary Prospectus

October 1, 2012

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated October 1, 2012, are incorporated by reference into this summary prospectus. The Portfolio's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Portfolio seeks capital appreciation with a secondary emphasis on current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "Reductions and Waivers of Sales Charges" on page 52 of the Prospectus and "Additional Purchase and Redemption Information" on page 47 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	1.50%
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]
1.	Investments of $1 million or more are not subject to a front-end sales charge but will be subject to a deferred sales charge of 1.00% if redeemed within one year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.75%
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.72%
Total Annual Fund Operating Expenses[1]	2.29%
Fee Waivers	0.07%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	2.22%
1.	The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which reflects only the operating expenses of the Portfolio and does not include any acquired fund fees and expenses.
2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for the Portfolio. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Portfolio Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$372
3 Years	$848
5 Years	$1,351
10 Years	$2,731

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund-of-funds that invests in various affiliated and unaffiliated mutual funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Portfolio's investment objective by allocating up to 95% of its assets to stock funds, up to 35% of its assets to bond funds and up to 10% of its assets to alternative investment strategy funds.

As of July 31, 2012, the Portfolio's neutral allocation was 76% to stock funds, 19% to bond funds and 5% to alternative investment strategy funds. We may change the Portfolio's neutral allocation throughout the year. The Portfolio's broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.

The Portfolio is a highly diversified investment, consisting of stock, bond and alternative investment strategy funds, with an emphasis on stocks. Stock holdings are diversified across a wide range of stock fund styles including large company growth, large company value, small company and international. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following long-short, market neutral, or other tactical investment strategies.

We use proprietary asset allocation models to assist us in making allocation determinations. These proprietary asset allocation models utilize various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures. We use our Tactical Asset Allocation ("TAA") Model to allocate between stocks and bonds and our Tactical Equity Allocation ("TEA") Model to allocate across stock fund styles. Under normal circumstances, we use futures contracts to implement effective allocation changes recommended by the TAA Model. Changes to the effective allocation across stock fund styles recommended by the TEA Model are implemented both with futures contracts and buying and selling the underlying funds. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below, including loss of money.

Alternative Investment Risk. Alternative investment strategies, such as investments in real estate, commodities, foreign currency, natural resources, precious metals, and other non-traditional investments, or following a long-short, market neutral, or other tactical investment strategies involve risks that may be different than those associated with more traditional investments.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. Use of hedging techniques cannot protect against exchange rate risk perfectly. If the Fund's adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

Large Shareholder Risk. If a large shareholder in an underlying fund sells shares of the underlying fund, the underlying fund's performance may be adversely affected.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

Underlying Funds Risk. The risks associated with the Fund include the risks related to each underlying fund in which the Fund invests.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

Performance

The following information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. The Portfolio's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Portfolio's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 2nd Quarter 2009	+20.30%
Lowest Quarter: 4th Quarter 2008	-25.50%
Year-to-date total return as of 6/30/2012 is +8.09%

Average Annual Total Returns for the periods ended 12/31/2011
	Inception Date of Share Class	1 Year	5 Year	Performance Since 9/30/2004
Growth Allocation Portfolio (before taxes)	9/30/2004	-7.41%	-2.48%	2.10%
Growth Allocation Portfolio (after taxes on distributions)	9/30/2004	-7.61%	-2.99%	1.61%
Growth Allocation Portfolio (after taxes on distributions and the sale of Fund Shares)	9/30/2004	-4.79%	-2.30%	1.59%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.84%	6.50%	5.54%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		2.11%	-0.25%	3.80%
WealthBuilder Growth Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)		3.45%	1.36%	4.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Portfolio Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Doug Beath, Portfolio Manager / 2006 Petros Bocray, CFA, FRM, Portfolio Manager / 2009 Jeffrey P. Mellas, CAIA, Portfolio Manager / 2004

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of a Portfolio by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Place Orders or Redeem Shares

Minimum Initial Investment
Regular Accounts: $1,000
IRAs, IRA Rollovers, Roth IRAs: $250
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Minimum Additional Investment
Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your financial professional.

Tax Information

Any distributions you receive from a Portfolio may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI